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                                                                    EXHIBIT 10.2

                                   THE TORO COMPANY

                                 AFFILIATE AGREEMENT

                                   OCTOBER 23, 1997

The Toro Company
8111 Lyndale Avenue South
Minneapolis, MN  55420

Gentlemen:

    Pursuant to the terms of the Agreement and Plan of Merger, dated as of October 23, 1997 (the "Agreement"), among The Toro Company, a Delaware corporation ("Toro"), EMCI Acquisition Corp., a Nebraska corporation and wholly owned subsidiary of Toro ("Merger Subsidiary"), and Exmark Manufacturing Company Incorporated, a Nebraska corporation (the "Exmark"), Toro will acquire Exmark through the merger of the Merger Subsidiary with and into Exmark (the "Merger"). Subject to the terms and conditions of the Agreement, at the Effective Time (as defined in the Agreement), outstanding shares of the capital stock of Exmark (the "Exmark Capital Stock") will be converted into the right to receive cash and shares of common stock of Toro ("Toro Common Stock").

    The undersigned has been advised that as of the date hereof the undersigned may be deemed to be an "affiliate" of Exmark, as the term "affiliate" is used in paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

    The undersigned understands that the representations, warranties and covenants set forth herein will be relied upon by Toro and Exmark.

    The undersigned represents and warrants to and agrees with Toro that:

    1. The undersigned has full power to execute and deliver this Affiliate Agreement and to make the representations and warranties herein and to perform its obligations hereunder.

    2. The undersigned has carefully read this Affiliate Agreement and the Agreement and has discussed the applicable limitations upon his/her ability to sell, transfer or otherwise dispose of Toro Common Stock to the extent the undersigned felt necessary with his/her counsel or counsel for Exmark.

    3. The undersigned shall not make any sale, transfer or other disposition of Toro Common Stock in violation of the Securities Act or the Rules and Regulations.

    4. The undersigned has been advised that, since, at the time the Merger is to be submitted for a vote of the shareholders of Exmark, the undersigned may be deemed to be an affiliate of Exmark, the undersigned may not sell, transfer or otherwise dispose of Toro Common Stock issued to the undersigned in the Merger unless such sale, transfer or other disposition is made in conformity with the requirements of Rule 145 promulgated by the SEC under the Securities Act.

    5. Except as provided in the Agreement, Toro is under no obligation to register the sale, transfer or other disposition of Toro Common Stock by the undersigned or on its behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

    6. Stop transfer instructions will be given to Toro's transfer agent with respect to the Toro Common Stock and a legend will be placed on the certificates for the Toro Common Stock issued to the undersigned, or any substitutions therefor, stating in substance:



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         "The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares represented by this certificate may only be transferred in accordance with the terms of an Affiliate Agreement dated October 23, 1997 between the registered holder hereof and The Toro Company, a copy of which agreement is on file at the principal offices of The Toro Company."

    7. The legend set forth above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Toro a copy of an opinion of counsel, in form and substance reasonably satisfactory to Toro, to the effect that such legend is not required for purposes of the Securities Act.

    8. The undersigned is the beneficial owner of all the shares of Exmark Capital Stock and options to purchase Exmark Capital Stock as is indicated below on this Affiliate Agreement (the "Exmark Securities"). Except for Exmark Securities, the undersigned does not beneficially own any shares of Exmark Capital Stock or any other equity securities of Exmark or any options, warrants or other rights to acquire any equity securities of Exmark.

    Number of shares of Exmark Capital Stock beneficially owned by the undersigned:

    Common Stock                            ____________
    Preferred Stock                         ____________
    Class B Preferred Stock                 ____________
    Class C Preferred Stock                 ____________

    Number of shares of Exmark Capital Stock subject to options or warrants beneficially owned by the undersigned:

    Common Stock                            ____________
    Preferred Stock                         ____________
    Class B Preferred Stock                 ____________
    Class C Preferred Stock                 __________________________________



                                            Very truly yours,


                                            ----------------------------------
                                            (print name of stockholder above)

                                            By:
                                               -------------------------------

                                            Title:
                                                  ----------------------------

Accepted this ____ day of _________,
1997, by

THE TORO COMPANY


By:
   ------------------------------------------

Name:
    ----------------------------------------


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